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              UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549



                                  FORM 8-K

      Current report pursuant to Section 13 or 15(d) of the Securities
                            Exchange Act of 1934

                             __________________

                      Commission File Number 333-21873

       Date of Report (date of earliest event reported): APRIL 6, 1998


                           FIRST INDUSTRIAL, L.P.
           (Exact name of Registrant as specified in its Charter)



          DELAWARE                                              36-3924586
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)



          311 S. WACKER DRIVE, SUITE 4000, CHICAGO, ILLINOIS 60606
                  (Address of principal executive offices)


                               (312) 344-4300
            (Registrant's telephone number, including area code)





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                            ITEM 5.  OTHER EVENTS

     Since January 1, 1998, First Industrial, L.P. (the "Operating Partnership") acquired 142 industrial properties and one land parcel for future development from unrelated parties and four industrial properties from a related party during the period January 1, 1998 through April 17, 1998 and partnerships in which the Operating Partnership owns a 99% limited partnership interest (the "Other Real Estate Partnerships") purchased 21 properties and six land parcels for future development from unrelated parties during the period January 1, 1998 through April 17, 1998. The combined purchase price of the 146 industrial properties and land parcel acquired by the Operating Partnership totaled approximately $327.2 million, excluding development costs incurred subsequent to the acquisition of the land parcel and closing costs incurred in conjunction with the acquisition of the industrial properties and land parcel. The combined purchase price of the 21 industrial properties and six land parcels acquired by the Other Real Estate Partnerships totaled approximately $36.7 million, excluding development costs incurred subsequent to the acquisition of the land parcels and closing costs incurred in conjunction with the acquisition of the industrial properties and land parcels. The 146 industrial properties and land parcel acquired by the Operating Partnership and the 21 industrial properties and six land parcels acquired by the Other Real Estate Partnerships are described below and were funded with working capital, the issuance of limited partnership units in the Operating Partnership (the "Units"), preferred contributions from the general partner, the assumption of secured debt, borrowings under the Operating Partnership's $300 million unsecured revolving credit facility and the issuance of other unsecured debt. The Operating Partnership and the Other Real Estate Partnerships will operate the facilities as industrial rental property. With respect to the land parcels purchased, the Operating Partnership and the Other Real Estate Partnerships intend to develop the land parcels and operate the facilities as industrial rental property.

- On January 9, 1998, the Operating Partnership purchased a 53,500 square foot light industrial property located in Franklin Park, Illinois. The purchase price for the property was approximately $1.2 million. The property was purchased from Chicago Trust Company, successor Trustee to Chicago Title and Trust Company, as trustee u/t/a dated November 18, 1982, Trust No. 10-82791, The Sam Cohn Testamentary Trust, Jerrold V. Cohen and Leslie S. Cohn.

- On January 12, 1998, the Operating Partnership purchased five light industrial properties and one bulk warehouse property totaling 353,048 square feet located in West Chicago, Illinois. The aggregate purchase price for these properties was approximately $12.0 million. The properties were purchased from Westech Business Centers, Inc. and Wegner Land and Development Corporation.

- On January 15, 1998, the Operating Partnership purchased four light industrial properties totaling 318,013 square feet in Minneapolis, Minnesota. The aggregate purchase price for these properties was approximately $11.2 million. The properties were purchased from Advent Realty Limited Partnership II.

- On January 16, 1998, the Operating Partnership purchased a 288,000 square foot bulk warehouse property located in Bolingbrook, Illinois for approximately $10.4 million. The property was purchased from Bardale Company.

- On January 27, 1998, the Operating Partnership purchased nine light industrial properties totaling 183,772 square feet and a land parcel located in West Valley City, Utah. The aggregate purchase price for these properties and land parcel was approximately $15.2 million. The properties and land parcel were purchased from Stancop Associates Joint Venture, a Utah joint venture.

- On January 30, 1998, the Operating Partnership purchased three light industrial properties and one bulk warehouse property totaling 309,386 square feet located in Chicago, Illinois. The aggregate purchase price for these properties was approximately $7.9 million which was funded with $7.7 million in cash and the issuance of 5,772 Units valued at $.2 million. The properties were purchased from Western Suburban Industrial Investments Limited Partnership ("Western"). The sole general partner of Western, having a 5% interest, was Tomasz/Shidler Investment Corporation, the sole shareholders of which were a Director and a Director/Officer of the Operating Partnership who also had a 53% and 32% limited partnership interest in Western, respectively. Further, an additional Director/Officer of the Operating Partnership was a limited partner in Western having an interest of 2%.

- On January 30, 1998, the Operating Partnership purchased ten light industrial properties totaling 448,186 square feet located in Denver, Colorado. The aggregate purchase price for these properties was approximately $16.9 million which was funded with $16.5 million in cash and the issuance of 10,961 Units valued at $.4 million. The properties were purchased from RPM Investments, Inc. as accommodator for the Denver Gardens Company, L.L.C. and Myrna R. Debilak, 3150 Corporation as qualified intermediary for Stan Lucas, 3811 Joliet, L.L.P., a Colorado limited liability partnership, Lewis-Joliet, L.L.P. and Pacifica Joliet Industrial, L.L.C., a Colorado limited liability corporation, Equity Industrial, L.P., a Nevada limited partnership and Equity Industrial-California, L.P., a Colorado limited partnership. This acquisition was the final phase of the Pacifica Acquisition Properties transaction which was audited in Form 8-K/A No. 2 dated December 11, 1997, as filed on February 26, 1998.

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-    On February 2, 1998, the Other Real Estate Partnerships purchased a land parcel located in Taylor, Michigan for approximately $.8 million. The land parcel was purchased from Virginia Holding Corporation, a Virginia corporation.

- On February 5, 1998, the Other Real Estate Partnerships purchased a land parcel located in Orion, Michigan for approximately $1.3 million. The land parcel was purchased from Ms. Beverly J. Ohngren.

- On February 11, 1998, the Operating Partnership purchased a 69,220 square foot light industrial property located in Springboro, Ohio. The purchase price for the property was approximately $2.0 million. The property was purchased from Alcoa Building Products, Inc.

- On March 3, 1998, the Operating Partnership purchased a 42,700 square foot light industrial property located in Garden City, New York. The purchase price for the property was approximately $2.0 million. The property was purchased from Klinger Scientific Corporation.

- On March 4, 1998, the Other Real Estate Partnerships purchased a light industrial property totaling 181,950 square feet and a land parcel located in Noblesville, Indiana. The aggregate purchase price for the property and land parcel was approximately $2.9 million. The property and land parcel were purchased from Alliant Foodservice, Inc. The Property was owner occupied prior to purchase.

- On March 10, 1998, the Other Real Estate Partnerships purchased a land parcel located in Conyers, Georgia for approximately $.7 million. The land parcel was purchased from Atlanta East (Delaware), L.L.C.

- On March 12, 1998, the Operating Partnership purchased two light industrial properties totaling 75,200 square feet located in Grand Rapids, Michigan. The aggregate purchase price for these properties was approximately $2.5 million which was funded with $1.1 million in cash and the issuance of 37,674 Units valued at $1.4 million. The properties were purchased from Robert J. Powers.

- On March 12, 1998, the Other Real Estate Partnerships purchased 16 light industrial properties totaling 534,360 square feet and a land parcel located in Exton, Pennsylvania. The aggregate purchase price for these properties and land parcel was approximately $22.7 million. The properties and land parcel were purchased from Pickering Acquisitions Associates, a Pennsylvania General partnership.

- On March 17, 1998, the Operating Partnership purchased a 200,000 square foot bulk warehouse property located in Chicago, Illinois for approximately $4.9 million. The property was purchased from Lake Moor Investments, Inc.

- On March 18, 1998, the Operating Partnership purchased two light industrial properties totaling 217,612 square feet located in Columbus, Ohio. The aggregate purchase price for these properties was approximately $5.1 million. The properties were purchased from Northwest Equity Partners, a Texas general partnership.

- On March 23, 1998, the Operating Partnership purchased a 60,000 square foot light industrial property located in Farmingdale, New York. The purchase price for the property was approximately $2.2 million. The property was purchased from Mr. Jerry Williams. The property was owner occupied prior to purchase.

- On March 24, 1998, the Operating Partnership purchased a 66,132 square foot light industrial property located in Sterling Heights, Michigan. The purchase price for the property was approximately $3.1 million. The property was purchased from Jado V L.L.C. The property was owner occupied prior to purchase.

- On March 25, 1998, the Operating Partnership purchased seven light industrial properties totaling 382,063 square feet located in Detroit, Michigan. The aggregate purchase price for these properties was approximately $17.2 million. The properties were purchased from Pioneer Acquisition Realty Trust, Dynamic Associates, L.P, a Michigan limited partnership, Stephenson Highway Realty Trust, Pioneer Acquisition Realty Trust and Aero-Mand Limited Partenrship.

- On March 27, 1998, the Operating Partnership purchased a 123,808 square foot bulk warehouse property located in Smyrna, Georgia for approximately $5.0 million. The property was purchased from Highlands Summit Business Center, L.L.C. The property was owner occupied prior to purchase.

- On March 27, 1998, the Other Real Estate Partnerships purchased a land parcel located in Minneapolis, Minnesota for approximately $1.9 million. The land parcel was purchased from Valley Green Business Park Limited Partnership.

- On March 31, 1998, the Operating Partnership purchased a 423,230 square foot bulk warehouse property located in Coloma, Michigan for approximately $9.1 million. The property was purchased from Agrilink Foods, Inc. The property was owner occupied prior to purchase.

- On April 1, 1998, the Other Real Estate Partnerships purchased three light industrial properties totaling 75,350 square feet located in Des Moines, Iowa. The aggregate purchase price for these properties was approximately $2.3 million. The properties were purchased from Mr. Jeffrey N. Downing, Mr. Dale K. Humiston and Mr. Leon R. Shearer.

- On April 1, 1998, the Operating Partnership purchased a 99,600 square foot light industrial property located in Hauppauge, New York. The purchase price for the property was approximately $6.2 million which was funded with $4.0 million in cash and the issuance of 61,604 Units valued at $2.2 million. The property was purchased from Mall Drive Associates, a New York limited partnership.

- On April 1, 1998, the Operating Partnership purchased a 325,000 square foot bulk warehouse property located in Garden City, New York for approximately $14.5 million. The property was purchased from Di Giorgio Corporation.

- On April 1, 1998, the Operating Partnership purchased 11 light industrial properties totaling 525,800 square feet located in Hartford, Connecticut. The aggregate purchase price for these properties was approximately $15.5 million. The properties were purchased from the Illinois Teachers Retirement Pension Fund.

- On April 3, 1998, the Operating Partnership purchased 39 light industrial properties totaling 857,108 square feet located in Detroit, Michigan. The aggregate purchase price for these properties was approximately $64.1 million which was funded with $40.1 million in cash and the issuance of 691,060 Units valued at $24.0 million. The properties were purchased from Shamie-Pomeroy.

- On April 6, 1998, the Operating Partnership purchased 25 light industrial properties and three bulk warehouse properties totaling 1,531,338 square feet located in Cherry Hill, New Jersey. The aggregate purchase price for these properties was approximately $51.0 million . The properties were purchased from Cherry Hill Industrial Sites, Inc.

- On April 9, 1998, the Other Real Estate Partnerships purchased a 284,135 square foot bulk warehouse property located in Chicago, Illinois for approximately $4.1 million. The property was purchased from United Warehousing Company.

- On April 14, 1998, the Operating Partnership purchased a 103,257 square foot bulk warehouse property located in Englewood, Colorado for approximately $6.1 million. The property was purchased from Spiral Inc.

- On April 16, 1998, the Operating Partnership purchased a 300,300 square foot bulk warehouse property located in Columbus, Ohio for approximately $4.5 million. The property was purchased from Lockbourne Fidelco Partnership, an Ohio general partnership.

- On April 16, 1998, the Operating Partnership purchased ten light industrial properties and one bulk warehouse property totaling 840,229 square feet located in Baltimore, Maryland. The aggregate purchase price for these properties was approximately $37.4 million which was funded with $33.3 million in cash, the assumption of $2.5 million of debt and the issuance of 44,776 Units valued at $1.6 million. The properties were purchased from P.F. Obrecht and Son.


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                 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) and (b)    Financial Statements:

               At this time it is impracticable to file the required financial statements and pro forma financial information. The required financial statements and pro forma financial information will be filed in an amendment to this report on Form 8-K as soon as possible, but no later than sixty (60) days from the date on which this report on Form 8-K is required to be filed.


(c)            Exhibits.

               None




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                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 FIRST INDUSTRIAL, L.P.
                                 BY: FIRST INDUSTRIAL REALTY TRUST, INC.
                                     Its General Partner


April 20, 1998                   By: /s/  Michael J. Havala
                                    ------------------------------------------
                                    Michael J. Havala
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)





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